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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 30, 2001 included in Gensym Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP


Boston, Massachusetts
June 12, 2001